                                                            EXHIBIT 4.2


                      SEE REVERSE SIDE FOR IMPORTANT NOTICES

                        INCORPORATED UNDER THE LAWS OF THE
                               STATE OF MINNESOTA

     NUMBER                                                            SHARES


                              IN HOME HEALTH, INC.
                            SERIES A PREFERRED STOCK
                            PAR VALUE $1.00 PER SHARE

THIS CERTIFIES THAT __________________________________________ IS THE OWNER AND

REGISTERED HOLDER OF ________________________________________________ SHARES OF

  Series A Preferred Stock, par value $1.00 per share of In Home Health, Inc.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

               IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION

               THIS _______________  DAY OF _____________,  19____________,


               /s/ Kenneth J. Figge              /s/ Judy M. Figge
               ____________________________      _____________________________
                        SECRETARY                           PRESIDENT


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THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT
AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER RELEVANT STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTION THEREFROM. THE COMPANY RESERVES THE RIGHT TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT BEFORE EFFECTING ANY TRANSFER OF THE SHARES.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND A STATEMENT OF THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES, ARE ON FILE WITH THE CORPORATION AND WILL BE FURNISHED TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE.






FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

_____________________________________________________________________________


_______________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED __________________________, 19 _____   ________________________________

IN PRESENCE OF ______________________________________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THIS CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGE-
MENT OR ANY CHANGE WHATEVER.


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